                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      |X|   Preliminary Proxy Statement

      | |   Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

      | |      Definitive Proxy Statement

      | |      Definitive Additional Materials

      | |      Soliciting Material Under Rule 14a-12

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             WESTERN INVESTMENT LLC
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                                ARTHUR D. LIPSON
                                 ROBERT A. WOOD
                                 D. JAMES DARAS
                                MATTHEW S. CROUSE
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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      | |   Fee paid previously with preliminary materials:

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      | |   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid

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      (2) Form, Schedule or Registration Statement No:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                     PRELIMINARY COPY SUBJECT TO COMPLETION

                              DATED APRIL 13, 2007

                             WESTERN INVESTMENT LLC

                                April [__], 2007

Dear Fellow Stockholder:

      Western Investment LLC ("Western")  together with our fellow  participants in this  solicitation is one of the largest investors in Neuberger Berman Realty
Income Fund Inc. ("NRI" or the "Company"). We made our initial investment in NRI in 2004,  and over time have  increased  the  amount  of our  investment  in the
Company. We write to you regarding the annual meeting of stockholders  scheduled to be held on [______________] at [_____ a.m]. Western does not believe that the current board of directors of NRI is acting in your best  interests.  Western is therefore  seeking your support at the annual  meeting of  stockholders  for the following purposes:

      1.    To elect  Western's  slate of nominees to NRI's Board of  Directors, including  the Class II director  entitled  to be elected  solely by holders of NRI's  shares of  preferred  stock,  each to hold  office until the 2010 annual  meeting  NRI's  stockholders  and until their successors are elected and qualify; and

      2.    To  transact  such other  business as may  properly  come before the annual meeting or any adjournment or postponement thereof.

      Western urges you to carefully  consider the information  contained in the attached  proxy  statement  and then  support  its efforts by voting your shares today by telephone  or via the  Internet as detailed in the enclosed  GOLD proxy card, or by signing,  dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being  furnished  to the  stockholders  on or about  [_________],
2007.

      IF YOU HAVE ALREADY SENT A PROXY CARD  FURNISHED  BY NRI'S  MANAGEMENT  TO
NRI, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING,  DATING AND  RETURNING
THE ENCLOSED GOLD PROXY CARD OR BY FOLLOWING THE  INSTRUCTIONS  FOR TELEPHONE OR
INTERNET VOTING DETAILED THEREON. ONLY YOUR LATEST DATED PROXY CARD COUNTS!

      If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated,  which is assisting us, at their address and toll-free number listed on the following page.

                                             Thank you for your support,

                                             /s/ Arthur D. Lipson
                                             -----------------------------------
                                             Arthur D. Lipson
                                             Western Investment LLC.

--------------------------------------------------------------------------------

If you have any questions or need assistance voting your shares, please call:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (877) 456-3510
                Banks and Brokers Call Collect at: (212) 750-5833

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PLEASE BE ADVISED:

      o  NRI HAS THE SAME  DESCRIPTION  AND  INVESTMENT  PHILOSOPHY AS TWO OTHER
         NEUBERGER  BERMAN CLOSED END FUNDS AND SHOULD BE  CONSOLIDATED IN ORDER
         TO REDUCE COSTS AND INCREASE LIQUIDITY (page __)

      o  NRI'S NAV DISCOUNT IS UNACCEPTABLE (page __)

      o  NRI'S  BOARD HAS  FAILED TO TAKE  EFFECTIVE  ACTION TO REDUCE THE
         NAV DISCOUNT (page __)

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                PRELIMINARY COPY

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                       NEUBERGER BERMAN REALTY INCOME FUND

                            -------------------------

                                 PROXY STATEMENT
                                       OF
                             WESTERN INVESTMENT LLC

                            -------------------------

   PLEASE VOTE YOUR SHARES TODAY BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE
  ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY
                   CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

      Western  Investment LLC a Delaware limited liability company ("Western" or
"we"), is a significant  stockholder of Neuberger Berman Realty Income Fund Inc.
("NRI" or the  "Company").  Western  is writing  to you in  connection  with the election of five nominees to the board of directors of NRI,  including the Class
II  director  entitled  to be  elected  solely  by  holders  of NRI's  shares of preferred  stock,  at the annual  meeting of  stockholders  scheduled to be held
[____________________]   at  [____  a.m.],   including   any   adjournments   or
postponements  thereof and any meeting  which may be called in lieu thereof (the
"annual  meeting").  This proxy  statement  and the enclosed GOLD proxy card are first being furnished to stockholders on or about April [__], 2007.

      This proxy  statement and the enclosed GOLD proxy card are being furnished to stockholders of NRI by Western in connection with the solicitation of proxies from NRI's stockholders for the following proposals:

      1.    To elect  Western's  slate of nominees to NRI's Board of  Directors, including  the Class II director  entitled  to be elected  solely by holders of NRI's  shares of  preferred  stock,  each to hold  office until the 2010 annual meeting of NRI's  stockholders and until their successors are elected and qualify; and

      2.    To  transact  such other  business as may  properly  come before the annual meeting or any adjournment or postponement thereof.

      Western,  Western  Investment  Hedged  Partners L.P.  ("WIHP"),  Arthur D.
Lipson,  Western  Investment  Activism  Partners LLC  ("WIAP"),  Benchmark  Plus
Institutional  Partners,  L.L.C.  ("BPIP"),   Benchmark  Plus  Partners,  L.L.C.
("BPP"),  Benchmark Plus Management,  L.L.C.  ("BPM"),  Robert A. Wood, D. James
Daras,  Matthew S. Crouse,  Scott Franzblau and Robert Ferguson are members of a group (the "Group")  formed in connection with this proxy  solicitation  and are deemed participants in this proxy solicitation.

      NRI has set the close of business on February  21, 2007 as the record date
(the "record date") for  determining  stockholders  entitled to notice of and to vote at the annual  meeting.  The  mailing  address of the  principal  executive offices of NRI is 605 Third Avenue,  New York, New York 10158.  Stockholders  of
record at the close of  business  on the record date will be entitled to vote at the annual meeting.

      According to NRI, as of the record date,  there were 27,372,139  shares of
Common Stock  outstanding,  $0.0001 par value per share (the  "Common  Shares"), each Common Share entitled to one vote per share, and there were 9,120 shares of

      $0.0001 par value per share  preferred stock  outstanding  (the "Preferred
Shares" and together with the Common Shares, the "Shares"), each Preferred Share entitled to one vote per share. As of the record date,  Western,  along with all of the participants in this solicitation,  were the collective beneficial owners of an aggregate  of  2,505,821  Common  Shares and no  Preferred  Shares,  which represent  approximately  9.2% of the votes  entitled  to be cast at the  annual meeting (based on NRI's proxy statement).  The participants in this solicitation intend to vote such Shares for the election of Western's nominee directors.

THIS  SOLICITATION  IS BEING MADE BY  WESTERN  AND NOT ON BEHALF OF THE BOARD OF
DIRECTORS OR MANAGEMENT OF NRI.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE
BROUGHT BEFORE THE ANNUAL  MEETING.  SHOULD OTHER MATTERS,  WHICH WESTERN IS NOT
AWARE OF WITHIN A REASONABLE  TIME BEFORE THIS  SOLICITATION,  BE BROUGHT BEFORE
THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD
WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN'S  NOMINEES EITHER
BY TELEPHONE  OR BY INTERNET AS DESCRIBED IN THE ENCLOSED  GOLD PROXY CARD OR BY
SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO NRI's MANAGEMENT, YOU MAY REVOKE THAT PROXY
AND VOTE IN FAVOR OF WESTERN'S NOMINEES BY VOTING YOUR SHARES BY TELEPHONE OR BY
INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING,  DATING AND
RETURNING THE ENCLOSED  GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE
THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY
AUTHORIZING  A LATER PROXY BY TELEPHONE  OR INTERNET OR BY  DELIVERING A WRITTEN
NOTICE OF REVOCATION  OR A LATER DATED PROXY FOR THE ANNUAL  MEETING TO WESTERN,
C/O INNISFREE M&A INCORPORATED,  WHICH IS ASSISTING IN THIS SOLICITATION,  OR TO
THE SECRETARY OF NRI (WITH A COPY TO INNISFREE M&A  INCORPORATED),  OR BY VOTING
IN PERSON AT THE ANNUAL MEETING.

                                    IMPORTANT

      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

      If you have already sent a proxy card  furnished  by NRI's  management  to
NRI, you have every right to change your vote by signing,  dating and  returning the enclosed GOLD proxy card or by following the  instructions  for telephone or internet voting detailed thereon. Only your latest dated proxy card counts!

      YOU MAY VOTE YOUR SHARES BY  TELEPHONE  OR  INTERNET,  AS DESCRIBED IN THE
ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING TODAY THE ENCLOSED
GOLD PROXY CARD, MARKED FOR THE ELECTION OF WESTERN'S NOMINEES.

o  If your Shares are  registered in your own name,  you may vote your Shares by following the  instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and  mailing  the  enclosed  GOLD proxy  card in the  enclosed  return envelope  to  Western,  c/o  Innisfree  M&A  Incorporated,  in  the  enclosed postage-paid envelope today.

o  If any of your Shares are held in the name of a brokerage  firm,  bank,  bank nominee or other institution on the record date, only it can vote such Shares and only upon  receipt of your  specific  instructions.  Accordingly,  please provide your broker or bank with voting  instructions  to vote on your behalf the GOLD proxy card.  In addition,  if you hold your Shares in a brokerage or bank  account,  your  broker  or bank may allow you to  provide  your  voting instructions  by telephone  or Internet.  Please  consult the  materials  you receive from your broker or bank prior to authorizing a proxy by telephone or
   Internet.  Western urges you to confirm your  instructions  in writing to the
   person   responsible  for  your  account  and  to  provide  a  copy  of  such instructions to Western, c/o Innisfree M&A Incorporated,  who is assisting in this solicitation,  at the address and telephone numbers set forth below, and on the back  cover of this  proxy  statement,  so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

  If you have any questions or need assistance voting your Shares, please call:
                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (877) 456-3510
                Banks and Brokers Call Collect at: (212) 750-5833

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NRI HAS THE SAME  DESCRIPTION  AND INVESTMENT  PHILOSOPHY AS TWO OTHER NEUBERGER
BERMAN CLOSED END FUNDS. THESE 3 FUNDS SHOULD BE CONSOLIDATED IN ORDER TO REDUCE
COSTS AND INCREASE LIQUIDITY

      NRI is extremely  similar to two other funds  managed by Neuberger  Berman
Management  Inc.:  Neuberger  Berman  Real  Estate  Securities  Income Fund Inc.
("NRO") and Neuberger  Berman Real Estate Income Fund ("NRL").  Each of NRI, NRO
and NRL have the same  description  and  investment  philosophy  as described on
Neuberger  Berman's  website and each fund has the same  portfolio  manager.  In light of the relative  small size of these three funds,  with a combined  market capitalization  of under $1.5  billion,  we believe  these three funds should be consolidated  into one. We believe this could have the benefit of a reduction of costs,  thereby  increasing  returns,  as  well  as  increasing  liquidity.  The increased  liquidity from one larger fund would, we believe,  be advantageous to all stockholders.

      We further believe the similarities of names and investment  objectives of
NRI, NRO and NRL create needless confusion among investors,  detracting from the investment appeal of NRI and the other funds.

      Western  also  beneficially  owns  over 7% of each  of NRL  and  NRO,  has nominated the same five people for election as director of NRO at NRO's upcoming annual meeting  scheduled for May __, 2007, and is soliciting  proxies on behalf of their election.

NRI'S NAV DISCOUNT IS UNACCEPTABLE

Except for its first few months of existence,  NRI's share price has traded at a double-digit  discount  to its per  share  net  asset  value  ("NAV")  since its inception (as of fiscal  year-end for each such year),  ranging  between 12% and
17% . Thus,  when NRI  stockholders  sell their  shares they are forced to leave behind a sizeable portion of the value underlying those shares.  We believe that the persistence of this discount is in part due to  stockholder's  confusion and the inherent inefficiency resulting from multiple funds with virtually identical names and investment  objectives,  as well as the perception that the persistent and  substantial  NAV  discount is not being,  and will not be,  addressed.  NRI stockholders  are being damaged by the  discount,  in that should they choose to leave the fund,  they must sell their shares at a discounted  market  price.  We believe  the fair value of a closed end fund  should be its NAV, or a value very close to its NAV.

      The table below  shows the  discount of the NRI's  fiscal  year-end  stock price to NRI's fiscal year-end NAV since its inception in 2003.

                         NAV
    October 31         Discount
    ----------         --------
       2003(1)            -4%
       2004              -12%
       2005              -17%
       2006              -15%

      As an existing NRI stockholder,  Western is extremely concerned that NRI's common stock continues to trade at a double-digit  NAV discount.  Assuming a NAV discount of 15% (the  discount on October 31,  2006),  this had the effect that,

------------
(1) Period from April 29, 2003 until October 31, 2003.

for each $1 of underlying NRI net asset value, a share of NRI common stock would trade at approximately 85 cents. So long as the NAV discount persists,  existing
NRI  stockholders  who sell  their  shares of common  stock  will sell them at a discount to the  underlying  net asset value.  NRI common stock is traded on the
New York Stock Exchange, and share prices are determined by the market, which to date has the value to be much less than the underlying NAV.

NRI'S BOARD HAS FAILED TO TAKE EFFECTIVE ACTION TO REDUCE THE NAV DISCOUNT

      We  believe  that  NRI's  board  is  indifferent  to the  plight  of NRI's stockholders.  The  discount  to NAV  reached a high of close to 18% in December
2005,  and in 2006  the  average  discount  to NAV  was  over  ____%.  We do not understand  why the  Board  has not  been  more  proactive  in  addressing  this continued NAV discount.  We note in NRI's proxy statement that NRI has belatedly announced  that it  intends to file with the SEC an  application  for relief for certain  exemptions  which  it  says  may  enable  NRI to  implement  a  managed distribution plan.

      This proposal is too little, too late.

o  We believe the Board should announce what the rate of managed distribution is anticipated to be.

o  Why has the Board waited so long to address the NAV discount?

o  We believe the Board should immediately implement a significant  distribution policy prior to obtaining relief from the SEC.

      Tri-Continental  Corporation   ("Tri-Continental")   recently  included  a
constructive and proactive  proposal in its proxy statement seeking  stockholder approval for an immediate  distribution policy providing for an aggregate annual distribution  to  stockholders  of 11% of the net asset value  attributable to a share of common stock. In addition,  Tri-Continental  announced that it plans to seek exemptive  relieve from the SEC in connection with the  continuation of the distribution  policy.  Tri-Continental  joins  many  other  funds who have taken immediate, constructive actions to address a persistent discount in an effective manner

      Recently,  the  discount  to NAV,  while  still too high,  has gone down a little.  We believe  this  reduction  is  primarily  attributable  to  Western's announcement of its ownership in NRI and NRO and the concerns Western has raised and actions it has taken regarding the NAV discount in each fund.

      NRI needs directors who are truly concerned with NRI's stockholders.

OUR INTERESTS ARE ALIGNED WITH YOURS

      Western and the other  participants  are significant  investors in NRI and remain committed to our investment the Company.  We made our first investment in
NRI as long ago as 2004,  and currently  are one of NRI's largest  stockholders.
Our  interests  are  aligned  with  the  interests  of all  stockholders-if  our investment  in NRI prospers,  so does yours.  We have no intention of seeking to open-end or liquidate NRI. Western proposes to elect Arthur D. Lipson, Robert A.
Wood, D. James Daras and Scott  Franzblau  (the  "Nominees")  and Matthew Crouse
(the "Preferred  Shares Nominee") as nominees  (collectively  the "Nominees") to
NRI's Board of Directors.  Arthur D. Lipson,  Robert A. Wood, D. James Daras and
Scott Franzblau,  the Nominees,  must be elected by the holders of a majority of
NRI's  outstanding  common  shares and preferred  shares,  voting  together.  In addition,  holders of NRI's  Preferred  Shares are entitled,  as a class, to the exclusion  of the  holders of all other  classes  of stock of NRI,  to elect two directors to the board, one of whom is up for election this year (the "Preferred
Share  Director").  We have  nominated  Matthew  Crouse as the Preferred  Shares
Nominee to be elected by a majority of the holders of Preferred Shares.

      Western believes that our five Nominees together have extensive experience in private and public investment,  a history of outstanding  investment records, and have outstanding  credentials.  If elected, the Nominees will work on behalf of all  stockholders to influence each member of NRI's Board to take all actions necessary to maximize the value of your Shares,  including through consolidation with NRO and NRL,  and to reduce  NRI's share price net asset value  discount to less than 5% of the underlying value of its shares.

                                  OUR NOMINEES

      The following  information  sets forth the name,  age,  business  address,
present  principal   occupation,   and  employment  and  material   occupations,
positions,  offices,  or employments for the past five years of each of our four
Nominees.

      ARTHUR  D.  LIPSON  (AGE  64)  has  been   managing   private   investment
partnerships  since 1995.  He has been the sole  managing  member of Western,  a
Delaware  limited  liability  company  that has  acted as the  general  partner, managing member or investment manager, as the case may be, of private investment partnerships in the Western funds since 1997.  Western  specializes in investing in undervalued  companies.  Mr. Lipson has additional  substantial experience in sales & trading and  research,  including  previously  heading all fixed  income research  for Lehman  Brothers and for Paine  Webber,  was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices. Mr.
Lipson received a Masters of Science from Columbia  University and a Bachelor of
Science from the  California  Institute of  Technology.  Mr.  Lipson's  business address is c/o Western Investment LLC, 7050 South Union Park Center,  Suite 590,
Midvale, Utah 84047.

      ROBERT A. WOOD (AGE 70) has been a  Distinguished  Professor of Finance at the University of Memphis,  since July 1990. Professor Wood previously taught at
Penn State University and New York University.  His education  includes a PhD in
Finance from the University of Pittsburgh, a Masters in Operations Research from
Stanford  University,  and a  Bachelors  in  Economics  from the  University  of
Washington.  He was a member of the Presidential Task Force on Market Mechanisms
(The Brady  Commission)  that studied the market  crash in 1987,  and a founding member of the NASD Economic  Advisory  Board.  Professor Wood is the founder and
Executive  Director  of the  Institute  for the  Study of  Security  Markets,  a
nonprofit  Educational  Foundation that promotes  securities markets research by providing  transactions  data to  academic  institutions.  Mr.  Wood's  business address is c/o  Fogelman  College of Business &  Economics,  The  University  of
Memphis, Memphis, TN 38152.

      D.  JAMES  DARAS (AGE 53) has been a Partner of  Inter-Atlantic  Group,  a money manager  specializing  in the financial  services  sector,  since December
2004. From February 2002 to December 2004, he served as Chief Executive  Officer of The JW Group, a consulting firm that provides  services to private  investors focused on fixed income and financial  services  related to equity and preferred stock  securities.  During  this  period,  he also  served as an  Advisor to the
Franklin Madison Group, a consulting group specializing in financial institution performance  enhancement offering services in the area of financial  management,
capital  markets  activities,   risk  management,   information  technology  and
operations. From 1990 to 2002, he served as Executive Vice President,  Treasurer and Asset Liability Management Executive for DIME Bancorp, where he was Chairman of the  Asset-Liability  Management  Committee and  responsible  for all capital markets  activities,  interest rate risk  management and balance sheet financial strategy.  Mr. Daras's business address is c/o Inter-Atlantic Group, 400 Madison
Avenue, 16th Floor, New York, NY 10017.

      SCOTT  FRANZBLAU  (AGE 50) has served as a  principal  of  Benchmark  Plus
Management,  L.L.C.,  the  managing  member of BPP,  since  2003.  BPP is in the
business  of  acquiring,   holding  and  disposing  of  investments  in  various
companies.   Prior  to  joining  BPM,  Mr.  Franzblau  founded  Parkway  Capital
Corporation,  a NASD registered broker/dealer that provided structured financing to institutional  investors.  Mr. Franzblau's  business address is c/o Benchmark
Plus Management, L.L.C., 820 A Street, Suite 700, Tacoma, WA 98402.

      MATTHEW S. CROUSE  (AGE 35) has served as a  portfolio  manager at Western since February 2003. From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke  Energy,  a utility  company with an  affiliated
real  estate  operation.   From  June  2000  to  December  2001,  he  served  as
Manager/Director  of  Research  for The  New  Power  Company,  a  retail  energy supplier.  Mr.  Crouse  received a Ph.D.  in  Electrical  Engineering  from Rice
University  and a Masters of  Business  Administration  from the  University  of
Houston. Mr. Crouse's business address is c/o Western Invsetment LLC, 7050 South
Union Park Center, Suite 590, Midvale, Utah 84047.

      The  information  provided  above has been  furnished  to  Western  by the
Nominees. The Nominees are citizens of the United States of America. None of the
Nominees are  "interested  persons" of the Company within the meaning of Section
2(a)(19) of the Investment Company Act of 1940.

                    ADDITIONAL INFORMATION ABOUT THE NOMINEES

      As of the  record  date,  the dollar  range of shares of NRI  beneficially owned by each Nominee is as follows:

        Name of Nominee           Dollar Range of Equity Securities in Nri
        ---------------           ----------------------------------------

         Arthur D. Lipson                         Over $100,000
         Robert A. Wood                                --
         D. James Daras                                --
         Matthew Crouse                                --
         Scott Franzblau                          Over $100,000

      There can be no assurance  that the election of our Nominees  will improve the Company's  business or otherwise  enhance  stockholder  value.  Your vote to elect the Nominees will have the legal effect of replacing  NRI's four incumbent directors,  including  the Class II director  entitled  to be elected  solely by holders of NRI's shares of preferred stock, with our Nominees.

      Matthew Crouse is currently an employee of Western.

      Other  than  as  stated   herein,   the  Nominees  will  not  receive  any
compensation  from Western for their services as directors of NRI, nor are there any  arrangements or  understandings  between Western and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made,  other than the consent by each of the  Nominees to be named in this proxy  statement  and to serve as a  director  of NRI if  elected as such at the annual  meeting.  None of the Nominees is a party adverse to NRI or any of their subsidiaries  or has a  material  interest  adverse  to  NRI  or  any  of  their subsidiaries in any material pending legal proceedings.

      Western  does not  expect  that the  Nominees  will be unable to stand for election,  but,  in the event that such  persons are unable to serve or for good cause will not serve,  the Shares  represented  by the enclosed  GOLD proxy card will be voted for substitute nominees.  In addition,  Western reserves the right to  nominate  substitute  persons if NRI makes or  announces  any changes to its bylaws or takes or announces any other action that has, or if consummated  would have,  the  effect of  disqualifying  the  Nominees.  In any such  case,  Shares represented  by the enclosed  GOLD proxy card will be voted for such  substitute nominees. NRI announced that at a Board meeting held in February 2007, its Board expanded  the size of the Board from  thirteen  to  fifteen  and  appointed  two directors to fill the vacancies created by the expansion.  NRI's proxy discloses that there are five directors up for election at this meeting,  instead of four.
Accordingly,  Western has  nominated a total of five persons for election to the
NRI  Board of  Directors.  Western  reserves  the right to  nominate  additional persons if NRI further  increases  the size of its board of directors  above its existing  size,  increases  the number of  directors  whose terms  expire at the annual  meeting  or call a  meeting  to fill any  vacancies  on  NRI's  board of directors.  Additional  nominations made pursuant to the preceding  sentence are without  prejudice  to the  position of Western that any attempt to increase the size of NRI's board of directors or to  reconstitute  or reconfigure the classes on which the current  directors  serve  constitutes an unlawful  manipulation of
NRI's corporate machinery.

  YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN'S NOMINEES ON THE ENCLOSED
                                GOLD PROXY CARD.

                           VOTING AND PROXY PROCEDURES

      Only  stockholders of record on the record date will be entitled to notice of and to vote at the annual meeting. Each Common Share is entitled to one vote.
Each Preferred Share is entitled to one vote.  Only holders of Preferred  Shares are entitled to vote for the Preferred  Share  Director.  Stockholders  who sell
Shares  before the record date (or acquire them without  voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting  rights in connection  with the annual  meeting even if they sell such  Shares  after  the  record  date.  Based on  publicly  available information, Western believes that the only outstanding classes of securities of
NRI entitled to vote at the annual  meeting are the Common  Shares and Preferred
Shares.

      Stockholders, including those who expect to attend the annual meeting, are urged to vote their  Shares  today by following  the  instructions  for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained  therein,  or by signing,  dating and mailing the enclosed  GOLD proxy card in the enclosed return envelope to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

      Authorized  proxies will be voted at the annual  meeting as marked and, in the  absence  of  specific  instructions,  will be  voted  FOR the  election  of
Western's  Nominees  and in the  discretion  of the person named as proxy on all other matters as may properly come before the annual meeting.

      We are asking you to vote FOR the  election  of  Western's  Nominees.  The enclosed  GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company's  nominees.  Stockholders should refer to the Company's proxy statement for the names, backgrounds,  qualifications and other information  concerning the Company's  nominees.  The participants in this solicitation  intend to vote all of their  Shares for the  election of Western's
Nominees  and will  not  vote  their  Shares  in favor of any of NRI's  director nominees.

QUORUM

      In order to conduct any business at the annual  meeting,  a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of  stockholders  entitled to cast a majority of all the votes entitled to be cast at the annual  meeting  constitutes a quorum.  All Shares that are voted
"FOR",  "AGAINST"  or  "ABSTAIN"  (or  "WITHHOLD"  in the  case of  election  of directors)  on any matter will count for purposes of  establishing  a quorum and will be treated as Shares entitled to be voted at the annual meeting.

VOTES REQUIRED FOR APPROVAL

      ELECTION OF DIRECTORS.  As stated in NRI's proxy statement, if a quorum is present at the annual meeting,  nominees  receiving the affirmative  vote of the holders of a majority of NRI's  outstanding  Common and Preferred  Shares voting together will be elected as directors of the Company,  and the affirmative  vote of the  holders of a majority  of NRI's  outstanding  Preferred  shares,  voting separately from the holders of common shares, is required to elect the Preferred
Share Director.

ABSTENTIONS

      Abstentions  will be counted as shares that are  present  and  entitled to vote for purposes of determining  the presence of a quorum.  For purposes of the vote on the  election  of each  nominee  for  director  abstentions  and  broker non-votes,  if any,  will be a vote  against  any  adjournment  and  against the election of the Nominees.

REVOCATION OF PROXIES

      Stockholders NRI may revoke their proxies at any time prior to exercise by attending the annual  meeting and voting in person  (although  attendance at the annual meeting will not in and of itself  constitute  revocation of a proxy), by delivering  a  later-dated  proxy by Internet,  by  telephone or by mail,  or by delivering a written notice of revocation.  The delivery of a later-dated  proxy which is properly  completed will  constitute a revocation of any earlier proxy.
The  revocation  may be  delivered  either to Western in care of  Innisfree  M&A
Incorporated  at the address set forth on the back cover of this proxy statement or to Neuberger  Berman Realty Income Fund at 605 Third  Avenue,  New York,  New
York  10018 or any other  address  provided  by NRI.  Although a  revocation  is effective  if  delivered to NRI,  Western  requests  that either the original or photostatic  copies of all revocations be mailed to Western in care of Innisfree
M&A  Incorporated  at the  address  set  forth on the back  cover of this  proxy statement  so that  Western  will  be  aware  of all  revocations  and can  more accurately  determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares. Additionally,
Innisfree M&A Incorporated may use this information to contact  stockholders who have  revoked  their  proxies in order to solicit  later-dated  proxies  for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO NRI'S BOARD, PLEASE VOTE
YOUR SHARES BY TELEPHONE OR  INTERNET,  AS DESCRIBED IN THE ENCLOSED  GOLD PROXY
CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD,
IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                       10

                             SOLICITATION OF PROXIES

      The solicitation of proxies pursuant to this proxy statement is being made by Western. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

      Western has entered into an agreement with Innisfree M&A  Incorporated for solicitation  and advisory  services in connection with this  solicitation,  for which Innisfree M&A  Incorporated  will receive a fee not to exceed  $[_______], together with reimbursement for its reasonable  out-of-pocket expenses, and will be indemnified  against  certain  liabilities  and expenses,  including  certain liabilities under the federal  securities laws.  Innisfree M&A Incorporated will solicit  proxies  from  individuals,  brokers,  banks,  bank  nominees and other institutional  holders.  Western has requested banks, brokerage houses and other custodians,  nominees and fiduciaries to forward all  solicitation  materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated  that Innisfree M&A  Incorporated  will employ  approximately  25 persons to solicit NRI's stockholders for the annual meeting.

      The  entire  expense of  soliciting  proxies  is being  borne by  Western, subject to certain  limitations,  pursuant to the terms of the Joint  Filing and
Solicitation  Agreement  described  below.  WIHP,  WIAP,  BPIP, BPM and BPP have separately  agreed to reimburse  Western on a pro rata basis for these expenses.
Because  Western  believes  that  NRI's   stockholders  will  benefit  from  the
Solicitation (defined below), Western intends to seek reimbursement from NRI, to the fullest  extent  permitted by law, of all  expenses it incurs in  connection with  the  Solicitation.  If  necessary,  Western  will  ask  NRI to  submit  an application  in this regard to, and obtain an order or a no-action  letter from, the  Securities and Exchange  Commission.  Western does not intend to submit the question  of such  reimbursement  to a vote of  security  holders  of NRI unless otherwise  required by law. Costs of this  solicitation of proxies are currently estimated to be approximately $100,000.  Western estimates that through the date hereof,  its expenses in connection  with this  Solicitation  are  approximately
$10,000.

                          OTHER PARTICIPANT INFORMATION

      Each member of the Group is a participant in this Solicitation.  Arthur D.
Lipson is the managing member of Western,  a Delaware limited liability company.
Western  is  the  general  partner  and  managing  member,   of  WIHP  and  WIAP
respectively.  The principal business address of Mr. Lipson,  Western,  WIHP and
WIAP is c/o Western  Investment  LLC,  7050 South Union Park Center,  Suite 590,
Midvale,  Utah 84047. The principal business address of Mr. Wood is c/o Fogelman
College of Business & Economics,  The University of Memphis,  Memphis, TN 38152.
The principal  business  address of Mr. Daras is c/o  Inter-Atlantic  Group, 400
Madison Avenue, 16th Floor New York, NY 10017. The principal business address of
Mr. Crouse is c/o Western  Investment  LLC, 7050 South Union Park Center,  Suite
590, Midvale, Utah 84047.

      Messrs.  Franzblau  and Ferguson  are managing  members of BPM, a Delaware limited  liability  company.  BPM is the  managing  member of BPIP,  a  Delaware limited liability company and of BPP, a Delaware limited liability company.  The principal  business address of BPIP, BPM, BPP, Mr. Franzblau and Mr. Ferguson is
820 A Street, Suite 700, Tacoma, WA 98402.

      Western  provides  recommendations  from time to time to BPIP and BPP with respect to purchases and sales of Shares of NRI,  pursuant to an oral  agreement between  Western and BPIP, and between  Western and BPP. Each of WIHP,  Western,
Mr. Lipson and WIAP  disclaim  beneficial  ownership of the Shares  beneficially owned by the other members of the Group.  Each of BPP, BPIP, BPM, Mr.  Franzblau
and Mr. Ferguson disclaim beneficial  ownership of the Shares beneficially owned by the other  members of the Group.  Each of Mr. Wood,  Mr. Daras and Mr. Crouse
disclaim  beneficial  ownership  of the Shares  beneficially  owned by the other members of the Group.

                                       11

      Each  of  Western  and Mr.  Lipson  is  deemed  to have  sole  voting  and dispositive  power over the Shares  reported as  beneficially  owned by WIHP and
WIAP by virtue of their respective  positions  described above. Each of BPM, Mr.
Franzblau and Mr. Ferguson is deemed to have sole voting and  dispositive  power over the Shares beneficially owned by BPIP and BPP by virtue of their respective positions described above. None of Western,  WIHP, Mr. Lipson or WIAP has voting or dispositive  control over the Shares  beneficially owned by the other members of the Group.  None of BPP, BPIP, BPM, Mr.  Franzblau or Mr. Ferguson has voting or dispositive  control over the Shares  beneficially owned by the other members of the  Group.  None  of Mr.  Wood,  Mr.  Daras  or Mr.  Crouse  has  voting  or dispositive  control over the Shares  beneficially owned by the other members of the Group

      The  principal  business of Western is acting as the  general  partner and managing member of WIHP and WIAP, respectively.  The principal occupation of Mr.
Lipson is acting as managing member of Western.  The principal  business of WIHP and  WIAP  is  acquiring,  holding  and  disposing  of  investments  in  various companies.  The  principal  occupation  of Mr.  Crouse is serving as a portfolio manager at Western.  The principal  business of BPIP is  acquiring,  holding and disposing of investments in various companies.  The principal business of BPP is acquiring,  holding and  disposing  of  investments  in various  companies.  The principal  business of BPM is acting as the managing  member of each of BPIP and
BPP. The principal  occupation of Scott Franzblau is acting as a managing member of BPM.  The  principal  occupation  of Robert  Ferguson is acting as a managing member of BPM. The  principal  occupation of Mr. Wood is serving as Professor of
Finance at the University of Memphis.  The principal  occupation of Mr. Daras is serving as partner of Inter-Atlantic Group, a money management company.

      For information  regarding purchases and sales of securities of NRI during the past two years by Western,  Mr. Lipson,  WIHP, WIAP, Mr. Wood, Mr. Daras and
Mr.  Crouse,  BPIP,  BPM, BPP, Mr.  Franzblau,  Mr.  Ferguson and  affiliates of
Western  and BPM that no longer  own any  Shares,  see  Schedule I to this proxy statement.  WIHP,  WIAP, BPIP and BPP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

      On November 30, 2006 the members of the Group and Paradigm Partners, N.W.,
Inc. and Michael Dunmire, entered into a Joint Filing and Solicitation Agreement
(from  which  Paradigm  Partners,  N.W.,  Inc.  and Michael  Dunmire  have since withdrawn related to Mr. Dunmire's retirement) in which, among other things, (a)
the parties  agreed to the joint filing on behalf of each of them of  statements on Schedule 13D with respect to the securities of NRI to the extent  required by applicable  law, (b) the parties agreed to solicit  proxies or written  consents for the election of the Nominees,  or any other  person(s)  nominated by Western and Mr.  Lipson,  to each of the NRI's board of directors at the annual  meeting
(the  "Solicitation"),  (c) Western  agreed to indemnify and hold each of Robert
Wood,  D. James Daras and Matthew  Crouse  harmless from and against any and all claims of any nature,  whenever brought,  arising from the Nominee's  nomination for  election  as a director  of NRI,  and the  related  proxy  solicitation  by
Western,  Arthur  Lipson  and  certain  of  their  affiliates  and  any  related transactions,  irrespective  of the outcome,  and (d) Western agreed to bear all expenses incurred in connection with the Group's activities,  including approved expenses  incurred by any of the parties in  connection  with the  Solicitation, subject to certain  limitations.  WIHP, WIAP, BPIP, BPM, and BPP have separately agreed to  reimburse  Western  on a pro rata  basis  for  expenses  incurred  in connection with the Solicitation.

      As of the  record  date,  WIHP and WIAP  beneficially  owned  767,638  and
790,682 Common Shares  respectively,  constituting  approximately  __%, and __%, respectively,  of the votes entitled to be cast at the annual  meeting.  Western directly  owned  1,000  Common  Shares,  constituting  less than 1% of the votes entitled to be cast at the annual  meeting.  As the general  partner or managing member,  as the case  may be,  of WIHP,  and  WIAP,  Western  may be  deemed  to

                                       12

beneficially  own the 1,558,320 Common Shares owned in the aggregate by WIHP and
WIAP, in addition to the 1,000 Common Shares owned directly by Western as of the record date.  As the  managing  member of Western,  Mr.  Lipson may be deemed to beneficially own the 1,559,320 Common Shares beneficially owned by Western as of the record date.

      As of the record date, BPIP and BPP beneficially owned 574,801 and 371,700
Common  Shares,   respectively,   constituting   approximately  ___%  and  ___%,
respectively,  of the votes  entitled to be cast at the annual  meeting.  As the managing  member of BPP and BPIP,  BPM may be  deemed  to  beneficially  own the
946,501  Common  Shares owned by BPP and BPIP.  As the managing  members of BPM,
Messrs.  Franzblau,  and Ferguson may be deemed to beneficially  own the 946,501
Common Shares beneficially owned by BPM.

      Except as set  forth in this  proxy  statement  (including  the  Schedules hereto),  (i) during the past 10 years, no participant in this  Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);  (ii) no participant in this Solicitation  directly or indirectly
beneficially   owns  any  securities  of  NRI;  (iii)  no  participant  in  this
Solicitation  owns any  securities  of NRI which  are  owned of  record  but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of NRI during the past two years;  (v) no part of the purchase  price or  market  value of the  securities  of NRI  owned by any  participant  in this
Solicitation  is  represented  by funds  borrowed or otherwise  obtained for the purpose of acquiring or holding such  securities;  (vi) no  participant  in this
Solicitation  is,  or  within  the  past  year  was,  a party  to any  contract, arrangements or understandings with any person with respect to any securities of
NRI including,  but not limited to, joint ventures, loan or option arrangements, puts or calls,  guarantees  against loss or  guarantees  of profit,  division of losses or profits,  or the giving or withholding of proxies;  (vii) no associate
of  any  participant  in  this  Solicitation  owns  beneficially,   directly  or
indirectly,  any securities of NRI;  (viii) no participant in this  Solicitation owns  beneficially,  directly or  indirectly,  any  securities  of any parent or subsidiary  of  NRI;  (ix)  no  participant  in  this  Solicitation  or  any  of his/her/its  associates  was a party to any  transaction,  or series of  similar transactions,  since the  beginning of NRI's last fiscal year,  or is a party to any currently proposed transaction, or series of similar transactions,  to which the  Company or any of its  subsidiaries  was or is to be a party,  in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its  associates has any arrangement or understanding  with any person with respect to any future employment by NRI or its affiliates,  or with respect to any future  transactions to which NOR or any of its affiliates will or may be a party; and (xi) no person,  including the  participants in this  Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial  interest,  direct or indirect,  by security  holdings  or  otherwise  in any  matter  to be acted on at the  annual meeting.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

      Western  is unaware of any other  matters to be  considered  at the annual meeting.  However,  should  other  matters,  which  Western  is not  aware  of a reasonable time before this Solicitation,  be brought before the annual meeting, the person  named as a proxy on the  enclosed  GOLD proxy card will vote on such matters in their discretion.

      Western has omitted from this proxy statement certain disclosure  required by applicable  law that is already  included in the Company's  proxy  statement.
This disclosure includes, among other things,  biographical information on NRI's directors and executive officers,  the dollar range of shares owned by directors of the Company  and  information  on  committees  of NRI's  board of  directors.
Stockholders  should  refer to NRI's  proxy  statement  in order to review  this disclosure.

                                       13

      According to the  Company's  proxy  statement,  the  Company's  manager is
Neuberger Berman Management Inc.

      See Schedule II of this proxy statement for information  regarding persons who  beneficially own more than 5% of the Shares and the ownership of the Shares by the management of NRI.

      The  information  concerning NRI contained in this proxy statement and the
Schedules  attached  hereto  has been taken  from,  or is based  upon,  publicly available information.

                                             WESTERN INVESTMENT, LLC

                                             APRIL [__], 2007

                                       14

                                   SCHEDULE I

                 PURCHASES AND SALES IN THE COMMON STOCK OF NRI
                            DURING THE PAST TWO YEARS

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.

         Buy                 2,300             03/01/05             17.4028
         Buy                 2,500             03/08/05             17.8085
         Buy                   500             03/16/05             17.1385
         Buy                 4,800             03/17/05             17.0688
         Buy                 4,000             03/18/05             16.9813
         Buy                 3,300             03/21/05             16.7336
         Buy                 1,900             03/22/05             16.6419
         Buy                 6,300             03/23/05             16.0209
         Buy                 2,700             03/28/05             16.2034
         Buy                   800             03/29/05             16.2748
         Buy                   700             04/01/05             16.5762
        Sell                 5,000             04/01/05             16.6083
         Buy                   400             04/04/05             16.5285
         Buy                   300             04/06/05             16.5385
         Buy                 3,200             04/07/05             16.6733
         Buy                   600             04/12/05             16.5218
         Buy                   800             04/14/05             16.7398
         Buy                   900             04/19/05             16.6785
         Buy                 1,000             04/22/05             16.6585
         Buy                 1,100             04/27/05             16.9685
         Buy                   500             05/02/05             17.1785
        Sell                 5,000             05/02/05             17.2083
         Buy                 1,000             05/03/05             17.2485
         Buy                 1,900             05/11/05             17.4122
         Buy                 4,500             05/12/05             17.4128
         Buy                 4,800             05/17/05             17.2826
         Buy                   700             05/18/05             17.4485
        Sell                 2,500             07/01/05             18.8372
         Buy                 1,600             08/01/05             19.7085
        Sell                 2,500             08/01/05             19.7272
        Sell                   707             09/13/05             19.0770
        Sell                 9,700             09/13/05             19.0700
        Sell                   131             09/13/05             19.0324
        Sell                10,000             10/03/05             18.8987
        Sell                   100             10/04/05             18.8807
        Sell                 3,200             11/01/05             18.0298
         Buy                   700             01/20/06             19.1393
         Buy                 3,500             01/20/06             19.1351
         Buy                 1,500             06/12/06             19.3007

                                      I-1

         Buy                 2,400             06/13/06             19.1092
         Buy                20,700             06/13/06             19.0281
         Buy                 3,500             06/14/06             18.9949
         Buy                11,200             06/15/06             19.2559
         Buy                20,000             06/15/06             19.2300
         Buy                10,100             06/16/06             19.2300
         Buy                 5,900             06/19/06             19.1793
         Buy                   400             06/20/06             19.0900
         Buy                 8,500             06/21/06             19.1138
         Buy                 9,100             06/21/06             19.1561
         Buy                 4,500             06/26/06             19.2069
         Buy                14,800             06/27/06             19.3092
         Buy                30,600             06/29/06             19.5184
         Buy                26,900             06/30/06             19.8546
         Buy                 4,500             07/03/06             20.0872
         Buy                 3,500             07/05/06             20.2205
         Buy                 3,700             07/07/06             20.3188
         Buy                10,700             07/10/06             20.3066
         Buy                 8,800             07/11/06             20.3460
         Buy                36,300             07/12/06             20.4196
         Buy                13,000             07/17/06             19.8274
         Buy                13,400             07/18/06             19.9740
         Buy                23,000             07/19/06             20.4314
         Buy                 2,100             07/24/06             20.2955
         Buy                29,700             08/15/06             20.9738
         Buy                76,100             08/15/06             20.9337
         Buy                21,400             08/16/06             21.0591
         Buy                 3,300             08/21/06             21.1650
         Buy                   600             08/22/06             21.3284
         Buy                46,700             08/23/06             21.3622
         Buy                21,700             08/24/06             21.3734
         Buy                 3,700             08/25/06             21.4045
         Buy                 1,800             08/29/06             21.5806
         Buy                   500             08/30/06             21.7950
         Buy                 2,100             08/31/06             21.8750
         Buy                 4,900             09/06/06             21.8470
         Buy                   300             09/07/06             21.6683
         Buy                 3,200             09/08/06             21.6472
         Buy                38,800             09/11/06             21.7243
         Buy                69,200             09/12/06             21.9231
        Sell                 8,000             09/12/06             21.8331
        Sell                 8,000             09/13/06             22.0231
        Sell                 3,500             09/14/06             21.9515
        Sell                13,400             09/18/06             21.9975
         Buy                 3,200             11/28/06             23.5600
         Buy                 3,800             11/29/06             23.9687
         Buy                 4,600             11/29/06             24.0372

                                      I-2

         Buy                 1,700             11/30/06             24.0700
         Buy                 8,100             11/30/06             24.1205
         Buy                 7,000             12/01/06             24.2625
         Buy                 1,200             12/04/06             24.5408
         Buy                   100             12/05/06             24.7050
         Buy                 1,700             12/19/06             23.4150
         Buy                 3,200             12/20/06             23.6037
         Buy                   300             12/21/06             23.7783
         Buy                 3,600             01/03/07             24.1484
         Buy                   300             01/05/07             23.8683
         Buy                 1,200             01/10/07             24.2033
         Buy                 2,100             01/24/07             25.3834
         Buy                 1,000             01/25/07             25.5310
         Buy                11,200             02/06/07             26.5166
         Buy                26,700             02/07/07             26.8294
         Buy                28,400             02/08/07             27.0225
         Buy                32,900             02/09/07             26.4357

                  WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC

         Buy                 2,500             03/08/05             17.8085
         Buy                 1,000             03/15/05             17.3085
         Buy                   500             03/16/05             17.1385
         Buy                 4,800             03/17/05             17.0688
         Buy                 3,900             03/18/05             16.9813
         Buy                 3,200             03/21/05             16.7336
         Buy                 1,900             03/22/05             16.6419
         Buy                 6,200             03/23/05             16.0209
         Buy                 2,600             03/28/05             16.2034
         Buy                   800             03/29/05             16.2748
         Buy                   600             04/01/05             16.5762
        Sell                 5,000             04/01/05             16.6083
         Buy                 3,100             04/07/05             16.6733
         Buy                   700             04/14/05             16.7398
         Buy                   500             05/02/05             17.1785
        Sell                 5,000             05/02/05             17.2083
         Buy                 1,900             05/11/05             17.4122
         Buy                 4,400             05/12/05             17.4128
         Buy                 4,800             05/17/05             17.2826
         Buy                   700             05/18/05             17.4485
        Sell                 2,500             07/01/05             18.8372
         Buy                 1,600             08/01/05             19.7085
        Sell                 2,500             08/01/05             19.7272
         Buy                18,000             09/13/05             19.0700
        Sell                10,118             10/03/05             18.8987
        Sell                 3,200             11/01/05             18.0298
        Sell                 7,000             01/31/06             19.4357

                                      I-3

        Sell                22,300             01/31/06             19.4356
        Sell                20,582             01/31/06             19.4372

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC

         Buy                16,900             01/11/06             19.3964
         Buy                38,000             01/12/06             19.2316
         Buy                 6,500             01/19/06             19.0890
         Buy                45,800             01/19/06             19.0948
         Buy                 5,900             01/26/06             19.2051
         Buy                18,700             01/27/06             19.4654
         Buy                   400             01/30/06             19.3700
         Buy                   200             01/31/06             19.4150
         Buy                49,882             01/31/06             19.4422
         Buy                 7,000             02/01/06             19.4803
         Buy                 5,600             02/02/06             19.4789
         Buy                   300             02/06/06             19.3300
         Buy                31,000             02/13/06             19.0596
         Buy                 5,000             02/14/06             19.0570
         Buy                37,800             02/14/06             19.0641
         Buy                30,200             02/15/06             19.1744
         Buy                 9,500             02/16/06             19.3062
         Buy                12,600             02/17/06             19.4357
         Buy                 6,900             02/21/06             19.5197
         Buy                23,000             02/22/06             19.6574
         Buy                12,500             02/23/06             19.7390
         Buy                 6,200             03/01/06             19.7284
         Buy                 9,800             03/06/06             19.9632
         Buy                12,400             03/09/06             20.0705
         Buy                 6,100             03/10/06             20.2085
         Buy                 1,000             03/13/06             20.1510
         Buy                13,500             03/14/06             20.1784
         Buy                 6,200             03/15/06             20.5013
         Buy                 4,500             03/16/06             20.7513
         Buy                 2,500             03/17/06             20.8600
         Buy                20,200             03/28/06             20.4186
         Buy                 3,300             03/31/06             20.4555
         Buy                 2,700             04/03/06             20.5211
         Buy                 3,300             04/13/06             19.0589
         Buy                13,600             04/17/06             19.0143
         Buy                 4,200             04/18/06             19.0917
         Buy                 4,000             04/19/06             19.4763
         Buy                 2,000             04/25/06             19.3600
         Buy                 2,100             04/26/06             19.3100
         Buy                 3,500             04/27/06             19.3240
         Buy                10,000             05/15/06             18.9473
         Buy                 4,500             05/16/06             18.9660

                                      I-4

         Buy                 2,200             05/17/06             18.7100
         Buy                 7,700             05/18/06             18.9062
         Buy                   300             05/19/06             18.6700
         Buy                16,100             05/22/06             18.4624
         Buy                   300             05/23/06             18.6700
         Buy                 5,200             05/25/06             18.6619
         Buy                 3,000             05/31/06             18.9200
         Buy                15,900             06/01/06             19.0683
         Buy                   400             06/02/06             19.3525
         Buy                10,500             06/05/06             19.4401
         Buy                 3,500             06/06/06             19.2120
         Buy                 4,100             06/07/06             19.3312
         Buy                   400             06/09/06             19.4200
         Buy                 5,000             07/25/06             20.4000
         Buy                 5,900             07/26/06             20.4806
         Buy                18,600             07/27/06             20.5909
         Buy                21,100             07/28/06             20.6482
         Buy                 2,700             07/31/06             20.6631
         Buy                 4,600             08/01/06             20.5805
         Buy                   100             08/02/06             20.7650
         Buy                 3,000             08/03/06             20.7923
         Buy                 1,900             08/04/06             21.1714
         Buy                 6,300             08/07/06             21.0879
         Buy                 3,000             08/10/06             20.6436
         Buy                 3,000             08/11/06             20.5613
         Buy                23,400             08/14/06             20.6561
         Buy                10,500             11/22/06             24.0302
         Buy                 3,200             12/20/06             23.6037
         Buy                 8,600             01/11/07             24.4333
         Buy                10,800             01/16/07             24.7522
         Buy                 1,800             01/17/07             24.7406
         Buy                 2,100             01/24/07             25.3834
         Buy                11,200             02/06/07             26.5166
         Buy                17,900             02/12/07             26.0759
         Buy                57,100             02/13/07             26.1277
         Buy                 1,500             03/07/07             24.1857

                             WESTERN INVESTMENT LLC

         Buy                 1,000              09/18/06             21.9700

                         BENCHMARK PLUS PARTNERS, L.L.C.

         Buy                16,500             01/10/06             19.3777
         Buy                16,900             01/11/06             19.3964
         Buy                 1,600             01/18/06             18.9694
         Buy                   600             01/23/06             19.0300

                                      I-5

         Buy                   700             01/24/06             19.1414
         Buy                 2,500             07/20/06             20.4570
         Buy                32,500             09/13/06             22.0753
         Buy                60,200             09/19/06             22.0668
         Buy                 2,300             09/21/06             22.0580
         Buy                 2,400             09/22/06             21.9309
         Buy                26,300             09/25/06             21.9776
         Buy                22,200             09/26/06             21.9992
         Buy                 9,800             10/18/06             23.1448
         Buy                 9,400             10/20/06             23.0663
         Buy                13,300             10/24/06             23.1158
         Buy                 5,700             10/26/06             23.4973
         Buy                   100             10/27/06             23.6050
         Buy                32,600             10/30/06             23.3697
         Buy                 6,700             10/31/06             23.3805
         Buy                   600             11/01/06             23.4117
         Buy                26,600             11/02/06             22.6779
         Buy                 3,400             11/10/06             22.7023
         Buy                11,100             11/14/06             22.8157
         Buy                   700             11/15/06             22.9793
         Buy                 1,200             11/16/06             23.0808
         Buy                56,700             11/20/06             23.7006
         Buy                 9,100             02/15/07             26.2400
         Buy                 5,800             03/06/07             24.0607
         Buy                15,500             03/08/07             24.4333
         Buy                16,800             03/09/07             24.5378
         Buy                   200             03/14/07             23.6950

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.

         Buy                 5,000             12/30/05             18.1304
         Buy                13,900             01/03/06             18.3314
         Buy                 9,300             01/04/06             18.5751
         Buy                17,800             01/05/06             18.7184
         Buy                 2,200             01/05/06             18.7950
         Buy                   900             01/06/06             18.9756
         Buy                18,000             01/09/06             19.1633
         Buy                16,500             01/10/06             19.3777
         Buy                   200             09/14/06             21.9250
         Buy                13,300             09/15/06             22.0353
         Buy                   900             09/18/06             21.9561
         Buy                19,700             09/20/06             22.2342
         Buy                 3,900             09/27/06             22.0576
         Buy                 2,000             09/28/06             22.1190
         Buy                   600             09/29/06             22.1817
         Buy                 9,600             10/04/06             22.4353
         Buy                13,900             10/05/06             22.6287

                                      I-6

         Buy                 4,200             10/06/06             22.5726
         Buy                27,100             10/09/06             22.5338
         Buy                12,400             10/10/06             22.6248
         Buy                 2,100             10/11/06             22.6274
         Buy                 6,900             10/12/06             22.5792
         Buy                16,400             10/13/06             22.8213
         Buy                14,400             10/16/06             23.0388
         Buy                11,700             10/17/06             23.0426
         Buy                12,500             10/19/06             23.1102
         Buy                18,500             10/23/06             23.1392
         Buy                 3,600             10/25/06             23.2359
         Buy                84,200             11/03/06             22.4784
         Buy                37,100             11/06/06             22.6353
         Buy                69,501             11/08/06             22.4403
         Buy                29,500             11/09/06             22.5782
         Buy                 1,300             11/17/06             22.9027
         Buy                28,700             11/21/06             23.9174
         Buy                18,700             11/22/06             24.0667
         Buy                11,000             11/27/06             23.7893
         Buy                   800             02/14/07             26.3513
         Buy                 9,000             02/15/07             26.2400
         Buy                 1,200             02/16/07             26.0433
         Buy                 6,300             02/20/07             26.1863
         Buy                 4,000             02/26/07             25.4968
         Buy                16,300             02/27/07             25.0974
         Buy                21,500             03/01/07             24.2677
         Buy                2,600              03/05/07             23.5546
         Buy                15,500             03/08/07             24.4333
         Buy                16,800             03/09/07             24.5378

                                ARTHUR D. LIPSON
                                      None

                                 D. JAMES DARAS
                                      None

                                 ROBERT A. WOOD
                                      None

                                 MATTHEW CROUSE
                                      None

                                 SCOTT FRANZBLAU
                                      None

                                 ROBERT FERGUSON
                                      None

                                      I-7

                PURCHASES AND SALES IN THE PREFERRED STOCK OF NRI
                            DURING THE PAST TWO YEARS

                             WESTERN INVESTMENT LLC
                                      None

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                                      None

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                                      None

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                                      None

                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                                      None

                         BENCHMARK PLUS PARTNERS, L.L.C.
                                      None

                                ARTHUR D. LIPSON
                                      None

                                 ROBERT A. WOOD
                                      None

                                 D. JAMES DARAS
                                      None

                                MATTHEW S. CROUSE
                                      None

                                 SCOTT FRANZBLAU
                                      None

                                 ROBERT FERGUSON
                                      None

                                      I-8

                                   SCHEDULE II

 THE FOLLOWING TABLE IS DERIVED FROM THE COMPANY'S PROXY STATEMENT FILED WITH THE
              SECURITIES AND EXCHANGE COMMISSION ON ________, 2007

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF NRI

      The table  below sets forth the  beneficial  ownership  of (1) each person known by the NRI to be the beneficial  owner of more than 5% of the  outstanding shares of the Company's common stock as of ________, 2007, and (2) each director and executive  officer of the Company as of _______,  2007. Each person had sole or shared voting or dispositive powers with respect to such shares.

                                           Number of Common
                                             Shares Owned     Percentage
Name                                           (Rounded)         Owned
----                                           ---------         -----

John Cannon                                                        *
Faith Colish                                                       *
C. Anne Harvey                                                     *
Robert A. Kavesh                                                   *
Howard A. Mileaf                                                   *
Edward I. O'Brien                                                  *
William E. Rulon                                                   *
Cornelius T. Ryan                                                  *
Tom D. Seip                                                        *
Candace L. Straight                                                *
Peter D. Trapp                                                     *
Jack L Rivkin                                                      *
Peter E. Sundman                                                   *
A Group consisting of Western
   Investment LLC and including 11
   other members(1)
Deutsche Bank AG

--------------
*  LESS THAN 1%

(1) The Group  consists of Western  Investment  LLC,  Arthur D. Lipson,  Western
    Investment Hedged Partners L.P., Western  Investment  Activism Partners LLC,
    Benchmark  Plus  Institutional  Partners,  L.L.C.,  Benchmark Plus Partners,
    L.L.C., Benchmark Plus Management, L.L.C., Scott Franzblau, Robert Ferguson,
    Robert A. Wood D. James Daras and Matthew S. Crouse.

                                      II-1

                                    IMPORTANT

      Tell your Board what you think! Your vote is important. No matter how many
Shares you own,  please give  Western  your proxy FOR the  election of Western's
Nominees by voting  your Shares by  telephone  or Internet as  described  in the enclosed  GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

      If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt
of  your  specific   instructions.   Accordingly,   please  contact  the  person
responsible  for your account and instruct that person to execute the GOLD proxy card  representing  your  Shares.  In  addition,  if you hold  your  shares in a brokerage  or bank  account,  your broker or bank may allow you to provide  your voting  instructions by telephone or Internet.  Please consult the materials you receive  from your broker or bank prior to  authorizing  a proxy by telephone or
Internet.  Western urges you to confirm in writing your  instructions to Western in care of Innisfree  M&A  Incorporated  at the address  provided  below so that
Western will be aware of all  instructions  given and can attempt to ensure that such instructions are followed.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (877) 456-3510
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                                      II-2

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                 PREFERRED STOCK

                                   GOLD PROXY

                       NEUBERGER BERMAN REALTY INCOME FUND

                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

          THE BOARD OF DIRECTORS OF NEUBERGER BERMAN REALTY INCOME FUND
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of preferred  stock of Neuberger  Berman Realty Income Fund Inc.
(the "Company")  which the  undersigned  would be entitled to vote if personally present at the annual  meeting  of  stockholders  of the  Company  scheduled  on
[________________________]  at ________.  and including at any  adjournments  or postponements  thereof and at any meeting  called in lieu  thereof  (the "Annual
Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with respect to the shares of preferred stock of the Company held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED  WITH RESPECT TO THE PROPOSAL ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR THE PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                     PRELIMINARY COPY SUBJECT TO COMPLETION

                              DATED APRIL 13, 2007

                       NEUBERGER BERMAN REALTY INCOME FUND
                SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

                             YOUR VOTE IS IMPORTANT

                 Please take a moment now to vote your shares of
                      Neuberger Berman Realty Income Fund
        preferred stock for the upcoming Annual Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY  TELEPHONE  -  Please  call  toll-free  from the U.S.  or  Canada  at
   1-866-849-9667,  on a  touch-tone  telephone.  If outside the U.S. or Canada, call 1-215-521-1346. Please follow the simple recorded instructions. You will be required to provide the unique control number shown below.
                                       OR

2. VOTE BY INTERNET - Please ACCESS HTTPS://WWW.PROXYVOTENOW.COM/TY,  and follow the simple  instructions.  Please note you must type an "s" after  http.  You will be required to provide the unique control number shown below.

                                             -----------------------------------
                  CONTROL NUMBER:
                                             -----------------------------------

--------------------------------------------------------------------------------
    You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.
--------------------------------------------------------------------------------

                                       OR

3. VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet, please sign,  date and return the GOLD proxy card in the  envelope  provided, and mail to:  Western  Investment  LLC, c/o Innisfree M&A  Incorporated,  FDR
   Station, P.O. Box 5155, New York, NY 10150-5155.

              ? TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ?
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
GOLD PROXY CARD
PREFERRED STOCK

WESTERN INVESTMENT LLC, ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1. PROPOSAL NO. 1: Western's  proposal to elect its slate of director  nominees, each  to  hold  office  until  the  2010  annual  meeting  of  the  Company's stockholders and until their successors are elected and qualify.

   Nominees:                 FOR ALL       WITHHOLD         FOR ALL EXCEPT NOMINEE(S)
   (01) Arthur D. Lipson,   NOMINEES   AUTHORITY TO VOTE          WRITTEN BELOW
   (02) Robert A. Wood,       [  ]      FOR ALL NOMINEES   ____________________________
   (03) D. James Daras                        [ ]          _____________________________
   (04) Scott Franzblau                                    _____________________________
   (05) Mathew S. Crouse

3. To vote and otherwise  represent the undersigned on any other matter that may properly come before the Annual Meeting or any  adjournment  or  postponement thereof,  including  voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

                                           DATE:
                                                  ------------------------------

                                             -----------------------------------
                                                                     (Signature)

                                             -----------------------------------
                                                    (Signature, if held jointly)

                                             -----------------------------------
                                                                         (Title)

                                  WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
                                SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
                                TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                   WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
                                                        APPEARS ON THIS PROXY.

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

              V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                    COMMON STOCK

                                   GOLD PROXY

                       NEUBERGER BERMAN REALTY INCOME FUND

                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

          THE BOARD OF DIRECTORS OF NEUBERGER BERMAN REALTY INCOME FUND
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of common  stock of  Neuberger  Berman  Realty  Income Fund (the
"Company") which the undersigned would be entitled to vote if personally present
at  the  annual   meeting  of   stockholders   of  the  Company   scheduled   on
[______________________________] at ________., and including at any adjournments or postponements  thereof and at any meeting called in lieu thereof (the "Annual
Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED  WITH RESPECT TO THE PROPOSAL ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR THE PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                     PRELIMINARY COPY SUBJECT TO COMPLETION

                              DATED APRIL 13, 2007

                       NEUBERGER BERMAN REALTY INCOME FUND
                SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

                             YOUR VOTE IS IMPORTANT

                 Please take a moment now to vote your shares of
                      Neuberger Berman Realty Income Fund
          common stock for the upcoming Annual Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY  TELEPHONE  -  Please  call  toll-free  from the U.S.  or  Canada  at
   1-866-849-9667,  on a  touch-tone  telephone.  If outside the U.S. or Canada, call 1-215-521-1346. Please follow the simple recorded instructions. You will be required to provide the unique control number shown below.
                                       OR

2. VOTE BY INTERNET - Please access HTTPS://WWW.PROXYVOTENOW.COM/TY,  and follow the simple  instructions.  Please note you must type an "s" after  http.  You will be required to provide the unique control number shown below.

                                             -----------------------------------
                  CONTROL NUMBER:
                                             -----------------------------------

--------------------------------------------------------------------------------
    You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.
--------------------------------------------------------------------------------

                                       OR

3. VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet, please sign,  date and return the GOLD proxy card in the  envelope  provided, and mail to:  Western  Investment  LLC, c/o Innisfree M&A  Incorporated,  FDR
   Station, P.O. Box 5155, New York, NY 10150-5155.

              V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - -
GOLD PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL NO. 1.
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1. PROPOSAL NO. 1: Western's proposal to elect its slate of director nominees,  each to hold office until the 2010 annual meeting of the Company's stockholders and until their successors are elected and qualify.

Nominees:                 FOR ALL   WITHHOLD AUTHORITY TO   FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
(01) Arthur D. Lipson,   NOMINEES   VOTE FOR ALL NOMINEES       _____________________________
(02) Robert A. Wood,       [  ]             [ ]                 _____________________________
(03) D. James Daras                                             _____________________________
(04) Scott Franzblau

3. To vote and otherwise  represent the undersigned on any other matter that may properly come before the Annual Meeting or any  adjournment  or  postponement thereof,  including  voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

                                           DATE:
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                                                                     (Signature)

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                                                    (Signature, if held jointly)

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                                                                         (Title)

                                  WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
                                SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
                                TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                   WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
                                                        APPEARS ON THIS PROXY.